Enabling Oral Drug Delivery to Improve Patient Compliance July 23, 2019 Corporate Presentation Exhibit 99.2

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 2 s tud ies for LPCN 1144 and LPCN 1148, clinical and regulatory processes and objectives, potential benefits of the Company’s product candid ate s, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may d iffer materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on For m 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Com pany’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Clinical Stage Biopharmaceutical Company Metabolic and Endocrine Focus 3 PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA TLANDO (Oral Testosterone for Testosterone Replacement Therapy “ TRT”) PDUFA November 9, 2019 TLANDO XR (LPCN 1111) (Long Acting Oral Testosterone for TRT) Phase 2 Complete LPCN 1144 (Oral Testosterone for pre - cirrhotic NASH) LiFT Phase 2 Paired Biopsy Clinical Study in NASH Initiated LPCN 1148 (Oral Testosterone for NASH Cirrhosis) POC Study Planned LPCN 1107 (Oral HPC for Prevention of PTB) EOP2 meeting Completed Propriety Drug Delivery Platform

TLANDO ™ Franchise Status Differentiated Oral Testosterone Replacement Candidates TLANDO: PDUFA Date: November 9, 2019 TLANDO XR Once - a - Day Phase 2 Complete 4 4 Not subject to any 3 rd party data exclusivity

5 Fixed Dose Oral Product Targeted for Testosterone Replacement Therapy

Hypogonadism Affects Up to 20 MM American Men 1,2 TLANDO™ Has The Potential To Drive Market Expansion 1.5MM 2.2MM 6MM 700,000 Available switch patients Men currently being treated 4 Men with diagnosed hypogonadism 3 Available naïve patients per year 5 3.8MM diagnosed but untreated patients 1. US Census data. http://www.infoplease.com/us/census/data/demographic.html. 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. 6

Monthly TRT TRx Trend 7 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Total TRx Topical TRx Injectable TRx 6,527,930 6,982,566 7,339,598 7% 5.1% Source: IMS database TRx = Total prescriptions TRT Market is Growing

Issues with Current Non - oral TRT Options • Black Box Warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylaxis shock • Inconvenient application or painful injection • Poor persistence reflects need for oral – Average days on therapy is 100 days • More than 50% of patients need dosage adjustment – Burdensome for patients due to multiple doctor visits Potential Barrier To Newly Diagnosed and Existing Patients 8

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 30 60 90 120 150 180 210 240 270 300 330 360 % Patients Remaining on Therapy Days to Discontinuation New Patients Experienced Patients Source: Adheris Health 2017 Discontinuation Rates as High as 50% After Only 30 Days with Topical TRT TLANDO has Potential to Expand the Market Through Improved Persistence Cohort Period: February 2016 – January 2017 Analysis Period: 12 Months Look Back: 6 months for new patients Patient Group % Persistent Patients Day 30 Day 180 Day 360 New 50.8% 18.0% 9.2% Experienced 73.0% 36.7% 21.9% CONFIDENTIAL 9

Current TRT Dosing Regimes Over 50% of Patients Require Dose Adjustment with Current TRT Therapies * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% Number of Current TRT Dose Adjustments by Form* Gel (n=200) Injectable (n=137) 10

TLANDO Attributes Patient and Physician Preferred Oral Option Key Advantages of Oral Route: • No risk of accidental T transference • Non - invasive; easy to use • Less cumbersome/burdensome • Potential for higher persistence/adherence PCP preferred fixed dosing regimen • 450mg (225 mg BID) Daily TU capsule orally administered ‒ Unlike most TRT products, fixed “right” dose from the start of therapy with TLANDO for all patients • Easy to use for patients and physicians to prescribe • Fewer doctor visits (no dose adjustment visits for patients) ‒ More compliant - generalizable to real world male patient behavior • Not prone to titration decision errors (typical wrong titration decision error range from 10 - 20%) - risk of patients stuck on wrong dose • Less prone to drop out after first RX since due to lack of efficacy in patients needing up titration to be efficacious with titrated TRT products • Fixed/predictable cost for payers with no titration Differentiated hypertension (“HTN”) profile • ~ 1% new anti - HTN starts or increase in anti - HTN dose • 32% of subjects with baseline sBP >140 mm Hg experienced a decrease to <140 mm Hg with mean change of - 3 mm Hg Consistent inter - day restoration of T levels 11

TLANDO = Opportunity in a Market Ready for Change Near Term FDA Decision ~$2B+ Market Opportunity with growing scripts Significant unmet patient and physician needs Differentiated fixed dose product profile Share of voice all time low; detail sensitive; concentrated call points 12 TLANDO™ PDUFA date is November 9, 2019

13

TLANDO XR (LPCN 1111): Profile Once Daily Differentiated Oral TRT • Once daily oral testosterone – New molecule with associated IP – Novel prodrug of testosterone for oral delivery through proprietary drug delivery technology • TLANDO XR proof of concept established – Positive Phase 2b study results in hypogonadal men • Once daily oral dose provides T levels in the eugonadal range • Phase 3 daily dose identified based on multiple dose Phase 2 studies in hypogonadal male • Next steps: – Obtain FDA feedback on Phase 3 clinical study design 14

15 Targeted for Non - Alcoholic Steatohepatitis (“NASH”)

Non - Alcoholic Fatty Liver Disease (“NAFLD”) No Approved Product for the Treatment of NAFLD/NASH 16 LFTs: Liver function test, especially Alaninine amino transferase (ALT) and Aspartame amino transferase (AST) NASH: Non - alcoholic Steatohepatitis, TG: Triglyceride Fatty liver is a reversible condition wherein large vacuoles of triglyceride (TG) fat accumulate in liver cells via the process of steatosis Healthy Liver Fatty Liver — ↑ TGs — ↑ LFTs — ↑ Liver fat NASH Liver — Steatosis — Ballooning — Inflammation — Fibrosis Cirrhotic Liver — Late stage of fibrosis Hepatocellular Carcinoma 20 – 30% US Adults 15 – 20% NAFLDs 10 – 20% NASH Eligible for Liver Transplantation

~8M Male NASH patients 3 ~17M NASH patients in 2015 2 83M NAFLD patients in 2015 2 Estimated LPCN 1144 Target Market Reportedly 75% of NASH Male Patients Have Total T less than 372 ng/dL 1 17 1. Sarkar et al. Gastroenterology 156(6):S - 1258 & Poster Sa1623 Digestive Disease Week 2019 2. Estes et al, Hepatol 2018) 3. About 50% of males are accounted in the whole NASH population. NASH cases are projected to increase 63% from 17 million cases in 2015 to 27 million cased in 2030 2 with no approved drug

Unmet Need in Pre-Cirrhotic NASH

Currently No Approved Product to Treat Pre-Cirrhotic NASH

Rationale for Using LPCN 1144 Alone or in Combination to Treat Pre-Cirrhotic NASH

- Multi-dimensional mechanism of action/efficacy across the full NASH disease spectrum
- Tolerable and suitable for chronic use
- Majority of biopsy confirmed NASH adult males have low testosterone[1]
- Sarcopenia in patients with NAFLD is associated with a higher likelihood of having steatohepatitis or advanced liver fibrosis[2]
- Sexual dysfunction is an underappreciated comorbidity in male NASH patients[3]

1.Sarkar et al. Gastroenterology 156(6):S-1258 & Poster Sa1623 Digestive Disease Week 2019
2. Dorota et al., Sex Med Rev. 2019, 1-2.
3. Yu et al. BMC Gastroenterology (2018) 18:51 https://doi.org/10.1186/s12876-018-0776-0

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LIPOCINE
ENHANCING HEALTH

LPCN 1144: Multidimensional Mechanism of Action Across the Full Spectrum of NASH Pathogenesis Homeostasis Modifier 1, 2 • Alter lipid, cholesterol, and glucose metabolism • Reduce visceral abdominal fat • Modify activity of hepatic lipase, and skeletal muscle/ adipose lipoprotein lipase Anti - inflammatory 2 / Antioxidant/Immuno - modulator 3 • Restore mitochondrial turnover and normalizes oxygen consumption 4 Regeneration Booster 5,6 • Stimulate satellite cells and myocyte precursor resulting in cell differentiation and myocyte proliferation 7 • Increases circulating endothelial progenitor cells (“EPC”) 8 Anabolic Agent 9 • Increase muscle mass, bone density in men with liver disease 10 19 1. Shen and Shi, Int J Endocrinol, 2015 2. Kelly and Jones, J Endocrinol, 2013 3. Sinclair et al., J Gastroenterol Hepatol , 2015 4. Linda Vignozzi et al., University of Florence, IT, unpublished, 2018 5. A. Francavilla et al., Digest Dis Sci, 1989 6. Vic et al., Hepatol 1982 7. Sinha - Hikim et al., J Clin Endocrinol Metab , 2004 8. Liao CH et al., Andrology, 2013 9. Gentile MA et al., J Mol Endocrine, 2010 10. Sinclair et al., J Gastroenterol Hepatol 2016

LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution 20 LFS was an open - label, multi - center single - arm 16 - week study (N=36) with LPCN 1144 in hypogonadal males LF = liver fat

LPCN 1144: Liver Fat Study Results Meaningful Relative Liver Fat % Change and Responder Rate 21 - 33% - 42% - 40% -60% -50% -40% -30% -20% -10% 0% BL ≥ 5% BL ≥ 8% BL ≥ 10% % Liver Fat CBL ( ± SEM) Mean Relative Liver Fat % Change 71% 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BL ≥ 5% BL ≥ 8% BL ≥ 10% % of Responders Responder Rate for Relative Liver Fat % Change* * Responder rate for relative change is % of patients with at least 30% for relative change from baseline.

LPCN 1144: Next Step Advancing Forward • LiFT (Liver Fat intervention with oral Testosterone) Phase 2 paired - biopsy Phase 2 clinical study in NASH subjects – In progress – Study Design • Three - arm, double - blind placebo controlled • Biopsy confirmed NASH male subjects with NAS ≥ 4 • Paired biopsy at baseline and EOS (36 - weeks) – First - patient dosing expected in 3Q 2019 22

LPCN 1144: A Differentiated Oral NASH Therapy Candidate Prodrug of Endogenous Testosterone Liver Fat Reduction and Key Serum Biomarkers Suitable for Chronic Use 700+ subjects in 14 studies with up to 52 - week exposure Potential Favorable Benefits in Systems Outside the Liver • Over 40% relative mean liver fat reduction after 16 - weeks of treatment • 48% of the treated NAFLD subjects had NAFLD resolution, defined as < 5% liver fat • Good GI tolerability • No mean LDL increase • No signs of nephrotoxicity • No signs of skeletal fragility • No signs of drug induced liver toxicity • T therapy known to improve symptoms of sarcopenia and, sexual/mood dysfunction 23

Upcoming Milestones 24 Near Term Value Drivers Event Expected Timing TLANDO™ PDUFA Date November 9, 2019 LPCN 1144 LiFT Phase 2 Paired Biopsy Clinical Study in NASH Subjects - First Patient Dosed 3Q 2019

Key Financial Metrics 25 Stock Price, Market Cap, Cash Balance Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (7/19/19) $1.83/share Market Capitalization (7/19/19) $45.2 million Cash Balance (3/31/19) $22.5 million* Bank Debt (3/31/19) $9.2 million * $5M restricted and becomes unrestricted upon TLANDO approval

26

27 Differentiated Oral Product Targeted for Testosterone Replacement Therapy Annual TRx ~7M

TLANDO™: NDA Under Review Near Term FDA Decision Deficiency 1 Determine extent, if any, of ex - vivo conversion of TU to T Deficiency 2 Characterize blood pressure effects of TLANDO for appropriate regulatory action Deficiency 3 Provide justification for non - applicability of Cmax based secondary endpoints Deficiency 4 Determine the appropriate stopping criteria that can identify patients who should discontinue PDUFA Target Date November 9 th 28

29 Targeted for Non - Alcoholic Steatohepatitis (“NASH”) A silent killer that affects 30 million Americans 1 1. CNBC; published December 30, 2018 MB372

Clinical Relationship Between Testosterone and NAFLD Across the Full Disease Spectrum Hepatic Steatosis NASH Cirrhosis “ Men with low testosterone are at high risk for NAFLD .” 1 Free T ( pg /mL) “ Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.” 2 “Low T levels in cirrhotic men are associated with the combined outcome of death or transplantation.” 3 Free T ( pg /mL) 1 Kim et al, Gastroenterol 2012; 2 Sumida et al, Gastroenterol Hepatol 2015; 3 Sinclair et al, Liver Trans 2016; 30

LPCN 1144: Additional Health Benefits Observed in Hypogonadal Subjects with Elevated ALT* SF - 36, Short Form - 36 (0 - 100); PDQ, Psychosexual Daily Questionnaire (0 - 7); * ALT > 40 U/L at Baseline in 52 week SOAR Trial (N=3 3) Mental Component Summary Mental Health Role Emotional Maintained Erection Sexual Activity Negative Mood Positive Mood Overall Sexual Desire -4 -2 0 2 4 6 8 Mean Change ( “ 95% CI) from Baseline SF - 36 PDQ 31

LPCN 1144: Extensive Clinical Safety Database Demonstrated No Unexpected Risks 0 5 10 15 % Subjects LPCN 1144 Topical T 32 – 650+ subjects in 14 studies with up to 52 weeks exposure – No drug related SAEs – No deaths or MACE events Gastrointestinal Disorders ≥ 1% in SOAR Trial (52 Weeks) Adverse Events

LPCN 1144: Liver Fat Study Results Liver Fat Based Subject Distribution at Each Visit 33 38% 32% 6% 24% Baseline Pre treatment 55% 18% 6% 21% 8 Week Treatment 65% 15% 12% 9% 16 Week Treatment ■ LF < 5% (NAFLD Free) ■ 5% ≤ LF < 8% ■ 8% ≤ LF < 10% ■ LF > 10% NAFLD Free NAFLD Free NAFLD Free Longer Therapy Improved Proportion of Subjects with Disease Resolution N=34 N=33 N=34

34 For Treatment of NASH Cirrhosis

LPCN 1148: Oral T for NASH Cirrhosis

No FDA Approved Product-Transplant Only Cure

Cirrhotic Liver



US Prevalence

Among NASH population (2015)*:
- Fibrosis grade 4 (cirrhosis) case: 1.3M
- Compensated cirrhosis 1.16M
- Decompensated cirrhosis: 134,400

In 2013, cirrhosis cause mortality was ~38,000** and consistently twice the rate in males as females **

Cirrhotic Patients Characteristics:
- Increased morbidity and mortality
- Symptoms of hypogonadism: altered hair distribution, anemia, sexual dysfunction, testicular atrophy, muscle wasting, fatigue, osteoporosis, gynecomastia
- Late stage symptoms: jaundice, pruritis, hepatic encephalopathy, ascites, anasarca, GI bleeding

*Estes C. et al., Hepatology, 2018;**Yoon and Chen, National Institute on Alcohol Abuse and Alcoholism; surveillance report, 2016

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LIPOCINE
ENHANCING HEALTH

Low Testosterone Increases Adverse Outcome in Male Cirrhotic Patients T Levels Fall Progressively with Increasing Disease Severity 1 • Low T reported in up to 90% of NASH cirrhosis patients 2 and is a predictor of mortality 3 • Low T associated with: – Increased risk of major infections, death and/ or transplantation rates 1 – Increased risk of for hepatic decompensation 4 – Worsening of sarcopenia 4 – Higher Child Pugh score grade 4 – Severity of portal hypertension and ascites grade 4 – Higher MELD score 5 1. Sinclair et al., Liver Transplantation, 2016 2. Kim et al., Male Hypogonadism , edrs : Winters and Huhtaniemi , 2017 3. Sinclair M. et al., J. of Gastro and Hepatology, 2015 4. Paternostro et al, Hepatol Res 2019; 5. Sinclair et.al, Liver international, 2016 36

LPCN 1148: NASH Cirrhosis Oral T Therapy Potentially help patients survive longer while waiting for a liver transplant • T levels positively correlate with muscle mass in men and modulates bone density, hemoglobin production, insulin resistance, and immunity , commonly impaired in cirrhosis 1 • Testosterone therapy increased muscle mass in men with cirrhosis and low testosterone 2 • Next Steps: ▪ Proof of Concept study in male NASH cirrhosis subjects 37 1. Sinclair M et al., J. of Gastro and Hepatology, 2016 2. Sinclair M et al., J. of Hepatology, 2016

38

High PTB Medical Costs • 10% of all US pregnancies 1 (475 - 500K) result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity • First year medical costs for PTB infants are ~ 10x higher than for full term infants 2 • 28% of preterm births are to women with histories of early delivery 39 ≥ $26 Billion Economic Impact 3 1. CDC (2016) 2. J. Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 3. Institute of Medicine of the National Academies. July 2006

LPCN 1107: Prevention of Preterm Birth (PTB) United States Market Landscape $1B Market Opportunity 3 December 31, 2017 HPC TRx 3 Makena ® 1 50% Off Guidance 2 30% Compounded 17 - HPC 20% 117% 1. AMAG estimates Makena market share based on distributor dispensing data and all other market share based on physician mark et research data conducted by AMAG. 2. Off guidance represents patients treated outside of guidance of Society for Maternal Fetal Medicine, including patients tr eat ed with unapproved therapies and untreated patients. 3. IMS data 4. Annualized September 30, 2018 data 40 2% 0 10000 20000 30000 40000 50000 60000 70000 80000 90000 100000 2016 2017 2018 TRx 44,220 95,935 94,287 4

LPCN 1107: First Oral PTB Candidate

Characteristics of the Only Approved Product Options for PTB

Makena 21 gauge needle




Makena
Makena

IM HPC, Makena®:

- 20-25% patients below reported better efficacy HPC level threshold
- Total of 18-22 injections
  - Injection location: Upper-outer quadrant of the gluteus maximus
  - Weekly visit to/by health care provider
  - ~35% of patients experienced injection site pain during clinical trial
  - ~17% of patients reported site swelling-much greater than placebo during clinical trial

SubQ HPC, Makena®:

- 20-25% patients below reported better efficacy HPC level threshold
- Total of 18-22 injections
  - Approved February 14, 2018
  - Auto injector-ready to use device
  - Injection location: Upper back of the arm
  - Weekly visit to/by health care provider
  - 37.3% of subjects identified injection site pain as a treatment emergent adverse event compared to only 8.2% of subjects in the IM arm

41

LIPOCINE
ENHANCING HEALTH

LPCN 1107 - Oral HPC ▪ Potential for superior efficacy with Phase 3 target dose ▪ No patient discomfort upon administration ▪ Steady state achieved in 7 days ▪ Orphan drug designation – Major contribution to patient care ▪ Next steps: – Explore partnering opportunities LPCN 1107: First Oral PTB Candidate 42 Addresses Unmet Need

LPCN 1107: Economic Impact Potential Lower PTB Rate – US and Resulting Savings Assuming 4.3% lower PTB rate relative to Makena® ~6000 fewer annual PTBs‡ Estimated annual cost saving in ~$310M‡‡ 43 ‡: Assuming 100% of 140,000 eligible US population treated ‡‡: Assuming ~$51,600 medical costs/PTB

LPCN 1107: First Oral PTB Candidate First Oral HPC for Prevention of Recurrent PTB • Preferred route - of - administration is oral Strong Exclusivity Position • Orphan Drug Designation • Technology/IP protection Potential for Superior Efficacy • Fewer PTB babies with significant healthcare cost savings Strong Pharmaco - Economic Justification • Minimize travel related cost/time and healthcare provider cost/time • Premium pricing potential to generic IM injections 44 Commercial Outlook/Drivers

LPCN 1107: HPC PK - PD Correlation 45 HPC Concentration and PTB Rate with IM HPC, Makena 1 N=315 1. Caritis et al., Am J Obstet Gynecol. 2014 (N=315 subjects) 2. C trough  C avg for IM Makena® • Lower % PTB rate can be expected with daily C avg 2 HPC levels ≥ 8.2 ng/mL 46.3% 27.0% 29.6% 31.3%

LPCN 1107: Dose Finding Study Design • Open - label, four - period, four - treatment study • 12 healthy pregnant women - Ages 18 - 35 years; 16 - 18 weeks gestation • All subjects received all four treatments 46 PK Study: Oral LPCN 1107 vs IM HPC, Makena Treatment D 250mg Weekly Treatment C 800mg BID Treatment B 600mg BID Treatment A 400mg BID IM HPC, Makena LPCN 1107, Oral HPC Multiple dose: 5 weeks Multiple doses for 8 days

LPCN 1107: Dose - Finding PK Study Results 1 47 Oral LPCN 1107 vs IM HPC, Makena 1. PK results obtained post 8 days of BID dosing for LPCN 1107 and post 5 weeks for weekly IM HPC, Makena Lower reported PTB rate threshold • HPC levels below 8.2 ng/mL: – Target LPCN 1107 Phase 3 dose was 0% vs 20% subjects using IM HPC Makena per label • Average HPC levels at target LPCN 1107 Phase 3 dose – ~ 3x greater than the comparator, IM HPC, Makena Target Phase 3 dose 0 10 20 30 40 50 60 0 100 200 300 400 500 600 700 800 900 1000 Cavg(0 - 24/ 0 - 168) (ng/mL) BID Dose (mg) IM 250 mg Oral 400 mg Oral 600 mg Oral 800 mg Weekly